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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  ---------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                  ---------------------------------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): April 18, 2002

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                              0-22228                11-3170868
-------------------------------    ---------------------   --------------------
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
incorporation or organization)                              Identification No.)


          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (516) 327-3000
                                                          --------------

                                NOT APPLICABLE
                                --------------
        (Former name or former address, if changed since last report)



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ITEMS 1 THROUGH 6 AND 8.        NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

        The following Exhibits are furnished as part of this report:

     99.1 Press Release dated April 18, 2002 announcing plans for Astoria Financial Corporation to list its common stock on the New York Stock Exchange under the new ticker symbol "AF".

ITEM 9. REGULATION FD DISCLOSURE.

     On April 18, 2002, Astoria Financial Corporation announced plans to list its common stock on the New York Stock Exchange effective May 17, 2002 under the new ticker symbol "AF".

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASTORIA FINANCIAL CORPORATION


                                             /s/ Peter J. Cunningham
                                             ----------------------------------
                                                 Peter J. Cunningham
                                                 First Vice President and
                                                 Director of Investor Relations

Dated: April 19, 2002

                                EXHIBIT INDEX

Exhibit Number     Descriptions
---------------    ------------
99.1               Press Release dated April 18, 2002 announcing plans to list common stock of Astoria Financial Corporation on the New
                   York Stock Exchange.














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